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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934


        Date of Earliest Event Reported: February 25, 1998


                THE NARRAGANSETT ELECTRIC COMPANY

        (exact name of registrant as specified in charter)


Rhode Island             1-7471              05-0187805
(state or other          (Commission         (I.R.S. Employer
jurisdiction of          File No.)           Identification No.)
incorporation)

        280 Melrose Street, Providence, Rhode Island 02907

             (Address of principal executive offices)

                          (401) 784-7000

       (Registrant's telephone number, including area code)
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Item 5.  Other Events
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     As previously reported, The Narragansett Electric Company, a subsidiary of New England Electric System, has been seeking approval from various state and federal regulatory agencies for the sale of its generating business to PG&E Corporation's affiliate, U.S. Gen New England, Inc. (USGen). Several parties have objected to the sale on various grounds, including allegations that following the sale, USGen would be able to exercise unlawful levels of market power. On February 25, 1998, the Federal Energy Regulatory Commission (FERC) issued an order that rejected the market power allegations, approved the sale and conditionally approved most supporting filings. While the timing of receipt of final regulatory approvals is uncertain, receipt of all approvals is unlikely before mid-1998. Closing is contingent upon all regulatory approvals being obtained by February 1999.
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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE NARRAGANSETT ELECTRIC COMPANY

                                 s/Alfred D. Houston

                              By ________________________________
                                 Alfred D. Houston
                                 Vice President and Treasurer


Date: March 3, 1998